Exhibit 99.1

Company Contact: Ornella Napolitano, VP and Treasurer FiberTower Corporation onapolitano@fibertower.com

FiberTower Corporation to Eliminate Long-term Debt Through

Chapter 11 Re-organization

SAN FRANCISCO:  July 17, 2012—FiberTower Corporation (OTC: FTWRQ), and certain of its wholly-owned subsidiaries: FiberTower Network Services Corp., FiberTower Licensing Corp., and FiberTower Spectrum Holdings, LLC (collectively, the “Company” or “FiberTower”) filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code.  The filing, which was made in U.S. Bankruptcy Court for the Northern District of Texas, Fort Worth division, includes a proposed plan of reorganization for FiberTower.

The proposed plan of reorganization will eliminate the Company’s long-term debt enabling the Company to emerge from bankruptcy as a stronger business.  The proposed plan reorganizes FiberTower around its restructured legacy backhaul network as well as two other business lines - - spectrum services and carrier services.  FiberTower has taken these steps after evaluating various strategic and financial alternatives and determining that reorganizing under Chapter 11 is in the best long-term interests of the Company, its customers, employees, creditors, business partners and other stakeholders.  The proposed plan of reorganization is supported by an ad hoc group of holders of the Company’s secured debt (the “Ad Hoc Group”) pursuant to a plan support agreement.

During the Chapter 11 process, the Company intends to run “business as usual” and will: (i) operate its backhaul network; (ii) pay “post-petition” vendors, suppliers and other business partners for goods and services provided; and (iii) pay employees’ wages and salaries and maintain current medical, dental, life insurance, disability and other benefits.  The Company has reached a consensual agreement with the Ad Hoc Group to use cash collateral.  In addition, the Company filed a variety of “first day motions” to support its employees, customers, vendors and other stakeholders; to maintain existing cash management programs; to retain legal and other professionals; and to support the Company’s reorganization case.

The Company is issuing unaudited summarized financial statements for the periods ending December 31, 2011 and June 30, 2012.  Those summarized financial statements are included at the end of this press release.

Documents related to the filing may be found at: www.bmcgroup.com/fibertower.

Forward-Looking Statements

This news release includes “forward-looking’“ statements, as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the Securities and Exchange Commission, or SEC, in its rules, regulations and releases.  Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts.  These include statements regarding, among other things, our ability to emerge from bankruptcy as a reorganized company, our future financial performance and results of operations including our financial and business prospects, the deployment of our services, capital requirements, financing prospects, planned capital expenditures, anticipated customer growth, expansion plans, and anticipated cash balances.

There are many risks, uncertainties and other factors that can prevent the achievement of goals or cause results to differ materially from those expressed or implied by these forward-looking statements. These include, among other things, negative cash flows and operating and net losses, additional liquidity requirements, potential loss of significant customers, downturns in the wireless communication industry, regulatory costs and restrictions, potential loss of FCC licenses, equipment supply disruptions and cost increases, competition from alternative backhaul service providers and technologies, along with those risk factors described in the company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as filed with the SEC.

FiberTower Corporation

Financial Statements for the Periods Ending December 31, 2011 & June 30, 2012

Income Statements

	FY 2011	June 2012 YTD
Revenue
Revenue w/o ETLs	$77,386,864	$33,384,266
ETLs	19,898,921	348,767

Total	97,285,785	33,733,033

Cost of Service
Rent	22,007,102	11,065,073
FSP costs	19,470,693	8,232,788
Impairments (1)	346,000,250	1,491,251
Other COS	6,071,868	1,676,687

Total COS	393,549,913	22,465,799

SG & A
fSG&A	24,935,125	2,128,550
Corporate SG&A	23,397,346	7,904,526
Retention	—	1,526,771
Stock Comp	3,216,017	247,132

Total SG&A	51,548,488	11,806,979

EBITDA
Adjusted fEBITDA	24,935,125	9,990,843
Adjusted EBITDA	3,042,934	2,210,065
EBITDA margin	3.1%	6.6%

(1) Includes fair value write-down of network assets and spectrum in 2011

FiberTower Corporation

Financial Statements for the Periods Ending December 31, 2011 & June 30, 2012

Reconciliation to Net Income

	FY 2011	June 2012 YTD

Adjusted EBITDA	$3,042,934	$2,210,065

Stock-based compensation	3,216,017	247,132
Depreciation & amortization	25,352,525	4,963,681
Interest income	(97,953)	(109,512)
Interest expense	14,119,315	7,464,838
Impairment	346,534,168	1,491,251
Restructuring Charge	1,492,359	149,708
Income Tax Adjustment	(65,565,562)	153,000
Early termination payments	(19,898,921)	(348,767)
Gain/(Loss) on disposal of assets	28,629	(216,019)

Total adjustments	305,180,577	13,795,312

Net Income	$(302,137,642)	$(11,585,247)

Adjusted Field EBITDA	$24,935,125	$9,990,843
Corporate SG&A	23,397,346	7,904,526
Stock-based compensation	3,216,017	247,132
Depreciation & amortization	25,352,525	4,963,681
Interest income	(97,953)	(109,512)
Interest expense	14,119,315	7,464,838
Impairment	346,534,168	1,491,251
Bad debt expense	(12,798)	25,959
Income Tax Adjustment	(65,565,562)	153,000
Early termination payments	(19,898,921)	(348,767)
Gain/(Loss) on disposal of assets	28,629	(216,019)

Total adjustments	327,072,767	21,576,089

Net Income	$(302,137,642)	$(11,585,247)

FiberTower Corporation

Financial Statements for the Periods Ending December 31, 2011 & June 30, 2012

Balance Sheets

	FY 2011	June 2012 YTD
Assets
Current assets:
Cash and cash equivalents	$26,122,765	$24,406,664
Accounts receivable	8,751,635	8,106,081
Prepaid expenses and other	1,822,199	1,609,052

Total current assets	36,696,599	34,121,797

Total fixed assets	45,026,352	38,785,999
Restricted cash equivalents	6,342,011	4,456,177
FCC Spectrum Licenses	106,630,000	106,630,000
Deposits and other long-term assets	4,689,870	4,113,958

Total assets	$199,384,832	$188,107,931

Liabilities
Current liabilities:
Accounts payable and accrued liabilities	$9,686,726	$5,015,876
Accrued interest payable	3,551,109	4,951,757
Capital lease Obligation - ST	1,213,621	1,143,286

Total current liabilities	14,451,457	11,110,920

Long-term liabilities:
Long-term debt	172,296,441	176,178,844
Deferred tax liability	6,138,270	6,138,270
Other long-term liabilities	18,156,525	17,675,874

Total long-term liabilities	196,591,237	199,992,988

Total stockholders’ equity	(11,657,862)	(22,995,977)
Total liabilities and equity	$199,384,832	$188,107,931

FiberTower Corporation

Financial Statements for the Periods Ending December 31, 2011 & June 30, 2012

Statement of Cashflows

	FY 2011	June 2012 YTD
Operating Activities
Net income/(loss)	$(302,137,642)	$(11,585,247)
Depreciation & amortization	(97,799,183)	4,880,373
Accretion expense	8,215,546	3,254,318
Impairment	527,399,168	1,491,251
Stock-based compensation	3,216,017	247,132
Debt related amortization		85,778
Deferred tax benefit	(65,565,562)	—
Working capital/other	(837,745)	(1,994,269)

Net operating cashflow	72,490,599	(3,620,664)

Investing Activities
Change in restricted cash	3,648,572	1,885,834
Property, plant & equipment	(71,247,578)	18,729

Net investing cashflows	(67,599,006)	1,904,563

Financing Activities
Exercise of stock options & warrants	(82,479)	—

Net financing cashflow	(82,479)	—

Net change in cash and equivalents	4,809,114	(1,716,101)
Beginning cash	21,313,651	26,122,765
Ending cash	$26,122,765	$24,406,664

FiberTower Corporation

Financial Statements for the Periods Ending December 31, 2011 & June 30, 2012

Debt Summary

	FY 2011	June 2012 YTD
GAAP
2012 Converts	$36,220,209	$37,046,442
2016 Sr Notes	136,076,232	139,132,402
Total	$172,296,441	$176,178,844

Contract Amount
2012 Converts	$36,232,902	$37,051,945
2016 Sr Notes	124,215,075	127,941,527
Total	$160,447,977	$164,993,472

Accrued Interest
2012 Converts	$1,698,234	$3,043,296
2016 Sr Notes	1,852,875	1,908,461
Total	$3,551,109	$4,951,757